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                                                                    EXHIBIT 10.1


                FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT
                             AND WAIVER OF DEFAULTS

                  THIS FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT AND WAIVER OF DEFAULTS (the "Amendment"), dated August _13_, 2007, is entered into by and among Emrise Corporation, a Delaware corporation, Emrise Electronics Corporation, a New Jersey corporation, RO Associates Incorporated, a California corporation, CXR Larus Corporation, a Delaware corporation (collectively, the "Borrowers"), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Lender"), acting through its Wells Fargo Business Credit operating division.

                                    RECITALS

A. The Borrowers and the Lender are parties to a Credit and Security Agreement dated as of December 1, 2006 (as amended from time to time, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

B. The Borrowers have requested that (i) certain amendments be made to the Credit Agreement, and (ii) certain Events of Default be waived, both of which the Lender is willing to agree to pursuant to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                  1. Section 6.2(a) of the Credit Agreement is hereby deleted in its entirety and restated as follows:

                           "(a) MINIMUM BOOK NET WORTH. The Borrowers, on a
                  consolidated basis, will maintain, during each month described below, their Book Net Worth, determined as of the end of each calendar month, in an amount not less than the amount set forth for each such period:


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                   Period                         Minimum Book Net Worth
                   ------                         ----------------------

        Calendar month ending June 30, 2007,    The sum of (i) $23,000,000 and
        and each calendar month thereafter:     (ii) 90% of Borrowers'
                                                consolidated Net Income for each
                                                calendar quarter ending on or
                                                after September 30, 2007, but
                                                only to the extent such Net
                                                Income for each such quarter is
                                                positive.


                  Borrowers' Book Net Worth calculation shall be adjusted by Lender to eliminate any foreign translation adjustments occurring on or after June 30, 2007. The foregoing minimum Book Net Worth for Borrowers shall be adjusted by Lender on an annual basis for the calendar year ending December 31, 2008, and continuing each year thereafter, such that the minimum required Book Net Worth shall be the greater of (i) the required Book Net Worth determined in accordance with the above requirements as if no adjustment had been made, and (ii) an amount equal to the actual Book Net Worth of the Borrowers as determined by Borrowers' audited consolidated year-end financial statements less $500,000."

                  2. Section 6.2(b) of the Credit Agreement is hereby deleted in its entirety and restated as follows:

                           "(b) MINIMUM NET INCOME. The Borrowers will achieve,
                  for each year to date period described below, determined as of the end of such period, Net Income of not less than the amount set forth for each such period (numbers appearing between
                  "(     )" are negative):


                                 Period                       Minimum Net Income
                                 ------                       ------------------

                  January 1, 2007 through June 30, 2007          ($1,515,000)

                  January 1, 2007 through July 31, 2007          ($1,430,000)

                  January 1, 2007 through August 31, 2007        ($1,290,000)

                  January 1, 2007 through September 30, 2007     ($1,150,000)

                  January 1, 2007 through October 31, 2007         ($715,000)

                  January 1, 2007 through November 30, 2007        ($280,000)

                  January 1, 2007 through December 31, 2007         $100,000


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                  Borrowers' Net Income calculation shall be adjusted by Lender to eliminate any foreign translation adjustments occurring on or after June 30, 2007."

                  3. Section 6.2(c) of the Credit Agreement is hereby deleted in its entirety and restated as follows:

                           "(c) MINIMUM DEBT SERVICE COVERAGE RATIO. The
                  Borrowers, on a consolidated basis, will maintain a Debt Service Coverage Ratio, determined as at the end of each calendar quarter for the period indicated below, of not less than the ratio set forth for each such period:

                                                            Minimum Debt Service
                   Test Dates/Periods                          Coverage Ratio
                   ------------------                          --------------

  December 31, 2007, and the last day of each calendar          1.20 to 1.00
quarter thereafter, for the four quarter period ending on the last day of such calendar quarter.

                  4. NO OTHER CHANGES. Except as explicitly amended or waived by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

                  5. WAIVER OF DEFAULTS. The Borrowers are in default of the following provisions of the Credit Agreement with respect to the calendar months ending April 30, 2007 and May 31, 2007 (collectively, the "Existing Defaults"):

------------------------- ----------------------------------------------- ------------------ -------------------------
                                                                              Required
    Section/Covenant                     Test Date/Period                    Performance        Actual Performance
------------------------- ----------------------------------------------- ------------------ -------------------------
Section 6.2(a)                 Calendar month ending April 30, 2007          $26,900,000         $23,433,000
------------------------- ----------------------------------------------- ------------------ -------------------------

Section 6.2(a)                  Calendar month ending May 31, 2007           $26,900,000         $23,251,000
------------------------- ----------------------------------------------- ------------------ -------------------------

Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Existing Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrowers to any other or further waiver in any similar or other circumstances.

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                  6. AMENDMENT FEE. The Borrowers shall pay the Lender as of the date hereof a fully-earned and non-refundable fee in the amount of $10,000 in consideration of the Lender's execution and delivery of this Amendment.

                  7. CONDITIONS PRECEDENT. This Amendment, and the waiver set forth in Section 5 of this Amendment, shall be effective when the Lender shall have received and accepted an executed facsimile of this Amendment, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) Payment of the fee described in Section 6 of this Amendment.


                  8. CONDITIONS SUBSEQUENT. The following documents, each in substance and form acceptable to the Lender in its sole discretion, shall be required as indicated, otherwise, Borrowers will be in default of the Credit
Agreement:

                  (a) The Acknowledgment and Agreement of Subordinated Creditors set forth at the end of this Amendment, duly executed by the Subordinated Creditors and received by Lender within 30 business days of the date of this amendment; and

                  (b) A Certificate of the Secretary of each Borrower certifying as to (i) the resolutions of the board of directors of such Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of such Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of such Borrower's secretary or assistant secretary dated December 1, 2006, continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of such Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of such Borrower's secretary or assistant secretary dated December 1, 2006, as being authorized to sign and to act on behalf of such Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of such Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of such Borrower, each and all received by Lender within 15 business days of the date of this amendment.

                  9. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Lender as follows:

                  (a) Such Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments has been duly executed and delivered by such Borrower and constitute the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

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                  (b) The execution, delivery and performance by such Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to such Borrower, or the articles of incorporation or by-laws of such Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in
Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  10. REFERENCES. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                  11. NO OTHER WAIVER. Except as otherwise provided in Section 5 of this Amendment, the execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or a waiver of any breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                  12. RELEASE. The Borrowers, and each Subordinated Creditor signing the Acknowledgment and Agreement of Subordinated Creditors set forth below, hereby absolutely and unconditionally release and forever discharge the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrowers or each Subordinated Creditor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  13. COSTS AND EXPENSES. The Borrowers hereby reaffirm their agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of


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legal counsel. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrowers hereby agree that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrowers, make a loan to the Borrowers under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Section 6 of this Amendment.

                  14. MISCELLANEOUS. This Amendment and the Acknowledgment and Agreement of Subordinated Creditors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                          [Signatures on the next page]


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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


WELLS FARGO BANK, NATIONAL ASSOCIATION

By  /s/ Phillip Goessler
    ---------------------------------------------
    Phillip Goessler
    ---------------------------------------------
    Its Vice President


EMRISE CORPORATION

By  /s/ Carmine T. Oliva
    ---------------------------------------------
    Carmine T. Oliva
    ---------------------------------------------
    Its President and Chief Executive Officer


EMRISE ELECTRONICS CORPORATION

By  /s/ Carmine T. Oliva
    ---------------------------------------------
    Carmine T. Oliva
    ---------------------------------------------
    Its Chief Executive Officer


RO ASSOCIATES INCORPORATED

By  /s/ Carmine T. Oliva
    ---------------------------------------------
    Carmine T. Oliva
    ---------------------------------------------
    Its Chief Executive Officer



CXR LARUS CORPORATION

By  /s/ Carmine T. Oliva
    ---------------------------------------------
    Carmine T. Oliva
    ---------------------------------------------
    Its Chief Executive Officer

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             ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITORS

                  The undersigned, each a subordinated creditor of Emrise Corporation, Emrise Electronics Corporation, RO Associates Incorporated, and CXR Larus Corporation (collectively, the "Borrowers") to Wells Fargo Bank, National Association (the "Lender"), acting through its Wells Fargo Business Credit operating division, pursuant to a Subordination Agreement to which it is a party dated December 1, 2006 (each, a "Subordination Agreement"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 11 of the Amendment) and execution thereof; (iii) reaffirms all obligations to the Lender pursuant to the terms of such Subordination Agreement; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under such Subordination Agreement.



                                          __________________________________
                                          NOEL MCDERMOTT, trustee of the Noel
                                          C. McDermott Revocable Living Trust
                                          dated December 18, 1995



                                          ___________________________________
                                          WARREN P. YOST, co-trustee Under
                                          Declaration of Trust dated March 9,
                                          1988



                                          ___________________________________
                                          GAIL A. YOST, co-trustee Under
                                          Declaration of Trust dated March 9,
                                          1988

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